UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09613
Name of Fund: Legg Mason Investment Trust, Inc.
Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202
Name and address of agent for service:
Richard M. Wachterman, Esq.
Legg Mason & Co., LLC
100 Light Street
Baltimore, MD 21202
Registrant’s telephone number, including area code: (410) 539-0000
Date of fiscal year end: December 31, 2005
Date of reporting period: December 31, 2005

Item 1. Report to Shareholders

Annual Report to Shareholders

To Our Shareholders,

   We are pleased to provide you with Legg Mason Opportunity Trust’s report for the year ended December 31, 2005.

   Total returns for various periods ended December 31, 2005 are:

Total ReturnsA

	6 Months	12 Months

Opportunity Trust
Primary Class	+10.95%	+6.70%
Financial Intermediary	+11.33%	+7.44%
Institutional Class	+11.53%	+7.86%
S&P 500 Stock Composite IndexB	+5.77%	+4.91%
Dow Jones Industrial AverageC	+5.53%	+1.83%
Value Line IndexD	+4.42%	+2.00%

   Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial adviser.

   PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended December 31, 2005, are included in this report.

   Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial adviser will be happy to help you establish a dollar cost averaging account should you wish to do so.

   Finally, we wanted to update you on previously announced news regarding Legg Mason. We recently completed a business transaction with Citigroup that enabled us to become one of the top five mutual fund companies in the United States.E At December 31, 2005, Legg

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. It is not possible to invest in an index.

C	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis. It is not possible to invest in an index.

D	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small- capitalization companies.

E	Source: “Open and Closed-End Mutual Funds Third Quarter 2005 Market Shares,” published by Strategic Insight.

Annual Report to Shareholders

Mason, Inc.’s assets under management totaled $850.8 billion. Of that amount, $362.6 billion were in mutual funds advised by the investment advisory affiliates of Legg Mason, Inc.

   On page 3 you will find a letter from Raymond A. “Chip” Mason, Legg Mason’s chairman and chief executive officer, describing the significance of this transaction and our deep commitment to the clients of all of our asset management businesses.

Sincerely,

Mark R. Fetting President

February 15, 2006

Annual Report to Shareholders

To Our Clients and Shareholders Worldwide,

   Today represents a major milestone in the proud, over a century history of Legg Mason. With the successful acquisition of Citigroup’s worldwide asset management business, Legg Mason has transformed itself from a well-regarded money management and regional securities firm into a global asset manager with more than $800 billion in assets under management. We undertook this important step to enable us to concentrate all of our resources on what we believe we do best: managing your money.

   While we understand some things will change, there are two core beliefs that you can continue to count on from us. First, we believe that the bedrock of any successful organization is its character and integrity. Second, we are deeply committed to encouraging and supporting the many talented money managers throughout the Legg Mason organization in their quest to be both independent and performance driven. All of our managers share a common organizational mission: “To be one of the best money managers in the world.”
   As a global money manager, we now offer institutions, mutual fund and high net worth individual investors around the world a constellation of sophisticated money management services from which to choose—from equity to alternative to fixed income products offered throughout the United States, United Kingdom, Europe, Japan, Hong Kong, Australia, Singapore, Latin America and Canada.
   So, whether you are a satisfied client of Legg Mason Capital Management, Western Asset Management, Private Capital Management, Royce, Brandywine, Batterymarch, Permal or any of the many former Citigroup mutual funds or separate accounts that now comprise the ‘new’ Legg Mason, you should know that we pledge to you that we will work hard to meet your investment objectives, every day.

Sincerely,

/s/ Raymond A. Mason
Raymond A. “Chip” Mason Chairman, President and Chief Executive Officer

December 2005

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Opportunity Trust

   In 2005, Legg Mason Opportunity Trust returned 6.7%, outperforming its benchmark the S&P 500, which posted a 4.9% return. Rising energy prices, eight Fed tightenings and worries about inflation trumped corporate earnings growth of more than 10%, causing price-to-earnings multiples to contract for the second year in a row.

   The market suffered a weak start to the year as evidenced by declines in all the major indexes in the first four months, which are noted below.

		Dow	Nasdaq
	S&P 500A	IndustrialsB	CompositeC

YTD Return through April	-4.0%	-4.8%	-11.5%

   Negative sentiment about the threats posed by rising interest rates and inflation, and the negative effects of higher-priced oil, and its main derivative product, gasoline, on global growth permeated the atmosphere. Pessimism appeared to peak in April as evidenced by the divergence between specialist (a proxy for professional investors) and public short sales. For the week ending April 15th, specialist short sales amounted to only 15% of all short sales and public shorts were 3.7 times that amount, according to Bob Brogan who writes the Signal Report. The last times these ratios were at such distressed levels were September 2002 and August 2004. The markets rebounded from this extremely bearish level but fears about oil prices continued to dominate. Until oil hit its high on August 30th, the S&P 500’s performance was meek. Subsequently, the market bounced despite the prior darling industries’, energy and utilities, lackluster performance in the fourth quarter.

	Total Return	Total Return
	from 12/31/04-	from 8/30/05-
	8/30/05	12/30/05

Opportunity Trust Primary Class	0.8%	5.9%
S&P 500 Stock Composite IndexA	0.9%	4.0%
Oil-Crude Light 1st Month Generic Future	60.7%	-12.6%

A	S&P 500 Stock Composite Index – A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

B	Dow Jones Industrial Average – A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

C	NASDAQ Composite – A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

Annual Report to Shareholders

   As is typical of Opportunity Trust, it achieved its best performance of the year during the 3 months when the market was up most and its worst performance during the market’s down months.

	Nov	July	May	Jan	Apr	Oct

S&P 500 Stock Composite Index	3.8%	3.7%	3.2%	-2.4%	-1.9%	-1.7%
Opportunity Trust Primary Class	10.2%	9.0%	8.3%	-5.2%	-5.9%	-6.7%

   The Fund’s underweight in the two best performing industries, energy and utilities, clearly hurt performance. In addition, the one energy name in the portfolio at year end, Syntroleum, actually dropped 38% in the fourth quarter after abandoning one of its wells. Several other individual names hurt performance as well. Since Tyco was such a large position, its -18.2% decline for the year hurt the Fund. Other laggards for the year were Cott Corp (-40.6%), Verisign (-34.8%), XM Satellite Radio (-27.5%), Sina Corp (-24.6%) and Cendant Corp (-21.1%).

   Stock picking within sectors helped the Fund and more than offset the previously mentioned detractors from performance. NII Holdings rose 84.1%, as its expansion in the Latin American wireless market continued to go well, contributing 3.3% to the Fund’s performance. Netflix gained 119.5% as the market determined the competitive threat from brick-and-mortar rental companies and the potential entrance of Amazon was overstated. Other gainers for the year include Ameritrade Holding Corp (+68.8%), UnumProvident Corp (+29.0%), Ryland Group (+25.8%), Pinnacle Entertainment (+24.9%) and AES Corp (+15.8%).

Bill Miller, CFA

February 01, 2006

Annual Report to Shareholders

Expense Example

Legg Mason Opportunity Trust

   As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary and Financial Intermediary Class shares; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2005 and held through December 31, 2005.

Actual Expenses

   The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

   The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/05	12/31/05	7/1/05 to 12/31/05

Primary Class:
Actual	$1,000.00	$1,109.50	$11.06
Hypothetical (5% return before expenses)	1,000.00	1,014.72	10.56
Financial Intermediary Class:
Actual	$1,000.00	$1,113.30	$7.40
Hypothetical (5% return before expenses)	1,000.00	1,018.20	7.07
Institutional Class:
Actual	$1,000.00	$1,115.30	$5.54
Hypothetical (5% return before expenses)	1,000.00	1,019.96	5.30

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 2.08%, 1.39% and 1.04% for the Primary Class, Financial Intermediary Class and Institutional Class respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 365.

Annual Report to Shareholders

Performance Information

Legg Mason Opportunity Trust

   The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and a $1,000,000 investment in the Financial Intermediary and Institutional Classes for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestments of all dividends and distributions.

   Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Annual Report to Shareholders

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+6.70%	+6.70%
Five Years	+75.63%	+11.92%
Life of Class*	+72.67%	+9.53%

* Inception date: December 30, 1999

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 1999.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+7.44%	+7.44%
Life of Class*	+19.72%	+10.04%

* Inception date: February 13, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning January 31, 2004.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+7.86%	+7.86%
Five Years	+84.79%	+13.07%
Life of Class*	+74.84%	+10.66%

* Inception date: June 26, 2000

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning June 30, 2000.

Annual Report to Shareholders

Portfolio Composition (As of December 31, 2005)D

(As a percentage of portfolio)

Top Ten Holdings (as of December 31, 2005)

% of
Security	Net Assets

Amazon.com, Inc.	6.2%
NII Holdings Inc.	6.0%
Tyco International Ltd.	6.0%
United States Steel Corporation	6.0%
Netflix Inc.	4.0%
IAC/InterActiveCorp	3.6%
Cleveland-Cliffs Inc.	3.5%
Expedia, Inc.	3.1%
Sepracor Inc.	2.7%
AMR Corporation	2.7%

D	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Annual Report to Shareholders

Selected Portfolio Performance E

Strongest performers for the year ended December 31, 2005F

1.	Netflix Inc.	+119.5%
2.	NII Holdings Inc.	+84.1%
3.	Ameritrade Holding Corporation	+68.8%
4.	UnumProvident Corporation	+29.0%
5.	The Ryland Group, Inc.	+25.8%
6.	Pinnacle Entertainment Inc.	+24.9%
7.	The AES Corporation	+15.8%
8.	Amazon.com, Inc.	+6.5%
9.	Netease.com Inc. — ADR	+6.1%
10.	AmeriCredit Corp.	+4.8%

Weakest performers for the year ended December 31, 2005F

1.	Cott Corporation	-40.6%
2.	VeriSign, Inc.	-34.8%
3.	XM Satellite Radio Holdings Inc.	-27.5%
4.	SINA Corp.	-24.6%
5.	Cendant Corporation	-21.1%
6.	Tyco International Ltd	-18.2%
7.	Career Education Corporation	-15.7%
8.	Sepracor Inc.	-13.1%
9.	Computer Associates International, Inc.	-8.9%
10.	IAC/ InterActiveCorp	-7.7%

Portfolio Changes

Securities added during the 4th quarter 2005	Securities sold during the 4th quarter 2005

Aston Capital Partners L.P.	Cincinnati Bell Inc.
Eastman Kodak Company, Call, January	Friedman, Billings, Ramsey Group, Inc.
2008, Strike price $25	Hygrove Capital Fund
Pentair, Inc.

E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

F	Securities held for the entire year.

Annual Report to Shareholders

Portfolio of Investments

Legg Mason Opportunity Trust
December 31, 2005

(Amounts in Thousands)

	Shares/Par	Value

Common Stock and Equity Interests — 97.4%
Consumer Discretionary — 33.7%
Diversified Consumer Services — 2.4%
Career Education Corporation	3,600	$121,392	A

Hotels, Restaurants and Leisure — 0.9%
Pinnacle Entertainment, Inc.	1,800	44,478	A

Household Durables — 10.1%
Centex Corporation	1,200	85,788
Jarden Corporation	3,500	105,525	A,B
Lennar Corporation	1,700	103,734
Pulte Homes, Inc.	3,000	118,080
The Ryland Group, Inc.	1,400	100,982

		514,109

Internet and Catalog Retail — 16.9%
Amazon.com, Inc.	6,700	315,905	A
Expedia, Inc.	6,600	158,136	A
IAC/InterActiveCorp	6,500	184,015	A
Netflix Inc.	7,500	202,950	A,B

		861,006

Leisure Equipment and Products — 1.5%
Eastman Kodak Company	3,200	74,880

Media — 1.9%
XM Satellite Radio Holdings Inc.	3,600	98,208	A

Consumer Staples — 0.7%
Beverages — 0.7%
Cott Corporation	2,500	36,750	A

Annual Report to Shareholders

	Shares/Par	Value

Energy — 1.4%
Oil, Gas and Consumable Fuels — 1.4%
Syntroleum Corporation	7,846	$70,846	A,B

Financials — 5.8%
Capital Markets — 2.3%
Ameritrade Holding Corporation	5,000	120,000	A

Consumer Finance — 1.4%
AmeriCredit Corp.	2,735	70,093	A

Insurance — 1.5%
UnumProvident Corporation	3,300	75,075

Real Estate — 0.6%
Fieldstone Investment Corporation	2,667	31,631	B

Health Care — 2.7%
Pharmaceuticals — 2.7%
Sepracor Inc.	2,700	139,320	A

Industrials — 12.3%
Airlines — 3.3%
AMR Corporation	6,200	137,826	A
JetBlue Airways Corporation	1,936	29,774	A

		167,600

Commercial Services and Supplies — 1.4%
Cendant Corporation	4,000	69,000

Construction and Engineering — 1.7%
Foster Wheeler Ltd.	2,299	84,565	A

Annual Report to Shareholders

	Shares/Par	Value

Industrial Conglomerates — 5.9%
Tyco International Ltd.	10,500	$303,030

Information Technology — 12.1%
Internet Software and Services — 6.9%
Netlease.com, Inc. – ADR	1,700	95,472	A
SINA Corp.	2,100	50,736	A
VeriSign, Inc.	4,500	98,640	A
Yahoo! Inc.	2,700	105,786	A

		350,634

IT Services — 0.9%
BearingPoint, Inc.	5,700	44,802	A

Semiconductors and Semiconductor Equipment — 1.6%
Micron Technology, Inc.	6,200	82,522	A

Software — 2.7%
Computer Associates International, Inc.	2,900	81,751
Convera Corporation	5,556	55,000	A,B

		136,751

Limited Partnerships — 2.4%
Arience Capital Partners I, LP	50,000	70,565	A,C
Aston Capital Partners L.P.	25,000	24,935	A,C
Omega Capital Partners Limited	15,000	24,112	A,C

		119,612

Materials — 13.3%
Metals and Mining — 13.3%
AK Steel Holding Corporation	8,500	67,575	A,B
Cleveland-Cliffs Inc.	2,000	177,140	B
Mittal Steel Company NV	5,000	131,650
United States Steel Corporation	6,300	302,841	B

		679,206

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

Annual Report to Shareholders

	Shares/Par		Value

Telecommunication Services — 10.5%
Diversified Telecommunication Services — 2.0%
Level 3 Communications, Inc.	35,000		$100,450	A

Wireless Telecommunication Services — 8.5%
NII Holdings Inc.	7,000		305,760	A,B
Sprint Nextel Corporation	5,500		128,480

			434,240

Utilities — 2.5%
Independent Power Producers and Energy Traders — 2.5%
The AES Corporation	8,000		126,640	A

Total Common Stock and Equity Interests (Identified Cost — $3,486,130)			4,956,840

Corporate and Other Bonds — 3.7%
Level 3 Communications Inc., 10%, due 5/1/11	100,000		105,300	D
Level 3 Communications, Inc., 9.125%, due 5/1/08	95,000		86,450

Total Corporate and Other Bonds (Identified Cost — $170,873)			191,750

Options Purchased — 1.2%
Amazon.com, Inc., Call, January 2007, Strike Price $35	2,500,000	E	38,500	A
Eastman Kodak Company, Call, January 2007, Strike Price $30.00	9,000,000	E	9,900	A
Eastman Kodak Company, Call, January 2008, Strike Price $35.00	2,000,000	E	2,200	A
Eastman Kodak Company, Call, January 2008, Strike Price $25.00	2,877,000	E	10,933	A

Total Options Purchased (Identified Cost — $80,233)			61,533

Annual Report to Shareholders

	Shares/Par	Value

Repurchase Agreements — 2.4%
Bank of America 4.23%, dated 12/30/05, to be repurchased at $60,505 on 1/3/06 (Collateral: $61,490 Freddie Mac notes, 4.625% due 6/1/07, value $61,750)	$60,476	$60,476
Goldman, Sachs & Company 4.15%, dated 12/30/05, to be repurchased at $60,504 on 1/3/06 (Collateral: $61,939 Fannie Mae mortgage-backed securities, 5.5%, due 12/1/35, value $61,959)	60,476	60,476

Total Repurchase Agreements (Identified Cost — $120,952)		120,952

Total Investments — 104.7% (Identified Cost — $3,858,188)		5,331,075
Other Assets Less Liabilities — (4.7)%		(241,690)

Net assets — 100.0%		$5,089,385

A	Non-income producing.

B	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2005, the total market value of Affiliated Companies was $1,319,268, and the identified cost was $911,408. See Note 4, Transactions with Affiliated Companies.

C	Investment in a limited partnership organized under the laws of the State of Delaware. Each investment is subject to withdrawal restrictions under its partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

	Acquisition Date	Cost	Value

Arience Capital Partners I, LP	March 2003	$50,000	$70,565
Aston Capital Partners L.P.	November 2005	25,000	24,935
Omega Capital Partners Limited	June 2002/August 2004	15,000	24,112

D	Convertible Bond — May be converted into the issuer’s common stock. This security is valued at fair value under procedures adopted by the Board of Directors.

E	Represents actual number of contracts.

ADR — American Depository Receipt

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Opportunity Trust

December 31, 2005
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified cost — $3,737,236)
Affiliated companies		$1,319,268
Non-affiliated companies		3,890,855
Short-term securities at value (Identified cost — $120,952)		120,952
Receivable for fund shares sold		97,049
Receivable for securities sold		522
Dividend and interest income receivable		5,854

Total assets		5,434,500
Liabilities:
Payable for fund shares repurchased	$34,073
Accrued management fees	3,262
Accrued distribution and service fees	3,388
Payable for borrowings against line of credit	303,686
Accrued expenses	706

Total liabilities		345,115

Net Assets		$5,089,385

Net assets consist of:
Accumulated paid-in-capital applicable to:
225,995 Primary Class shares outstanding		$2,486,932
47,710 Financial Intermediary Class shares outstanding		714,563
29,679 Institutional Class shares outstanding		429,903
Accumulated net investment income/(loss)		803
Accumulated net realized gain/(loss) on investments		(15,703)
Unrealized appreciation/(depreciation) of investments		1,472,887

Net Assets		$5,089,385

Net Asset Value Per Share:
Primary Class		$16.72

Financial Intermediary Class		$16.90

Institutional Class		$17.02

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Legg Mason Opportunity Trust

For the Year Ended December 31, 2005
(Amounts in Thousands)

Investment Income:

Dividends
Affiliated companies	$7,414
Other dividends	16,057	A
Interest
Affiliated companies	15,973
Other companies	10,134
Other income	233

Total income			$49,811
Expenses:

Investment advisory fees	33,432
Distribution and service fees:
Primary Class	34,861
Financial Intermediary Class	1,610
Audit and legal fees	278
Custodian fees	419
Directors’ fees and expenses	68
Interest expense	10,658
Registration expense	171
Reports to shareholders	372
Transfer agent and shareholder servicing expense:
Primary Class	1,917
Financial Intermediary Class	709
Institutional Class	29
Other expenses	166

	84,690
Less: Compensating balance credits	(14	)B

Total expenses, net of compensating balance credits			84,676

Net Investment Loss			(34,865)
Net Realized and Unrealized Gain on Investments
Realized gain on investments	300,264	C,D
Change in unrealized appreciation of investments	71,832

Net Realized and Unrealized Gain on Investments			372,096

Change in Net Assets Resulting From Operations			$337,231

A	Net of foreign taxes withheld of $190.

B	See Note 1, Compensating Balance Credits, in the notes to financial statements.
C	Includes $107,934 of net realized gain on the sale of shares of Companies which are or were affiliated.
D	See Note 1, Commission Recapture, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Opportunity Trust

(Amounts in Thousands)

	For the Years Ended

	12/31/05	12/31/04

Change in Net Assets:

Net investment loss	$(34,865)	$(19,424)
Net realized gain/(loss) on investments and securities sold short	300,264	(136,392)

Change in unrealized appreciation of investments	71,832	619,386

Change in net assets resulting from operations	337,231	463,570
Distributions to shareholders:
From net investment income:
Primary Class	—	—
Financial Intermediary Class	—	(23)
Institutional Class	—	(306)
Change in net assets from Fund share transactions:
Primary Class	(46,627)	413,798
Financial Intermediary Class	397,878	317,979
Institutional Class	277,085	64,533

Change in net assets	965,567	1,259,551

Beginning of year	4,123,818	2,864,267

End of year	$5,089,385	$4,123,818

Undistributed net investment income/(loss)	$803	$867

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Legg Mason Opportunity Trust

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,

	2005	2004	2003	2002	2001

Net asset value, beginning of year	$15.67	$13.77	$8.23	$9.80	$9.65

Investment operations
Net investment income/(loss)	(.15)	(.09)	(.01)	.09	.04
Net realized and unrealized gain/(loss) on investments	1.20	1.99	5.60	(1.61)	.15

Total from investment operations	1.05	1.90	5.59	(1.52)	.19

Distributions
From net investment income	—	—	(.05)	(.05)	(.04)
From net realized gain on investments	—	—	—	—	—

Total distributions	—	—	(.05)	(.05)	(.04)

Net asset value, end of year	$16.72	15.67	$13.77	$8.23	$9.80

Ratios/supplemental data
Total return	6.70%	13.80%	67.95%	(15.52)%	1.94%
Total expenses to average net assetsA	2.08%	1.87%	1.90%	1.94%	1.89%
Net expenses to average net assetsB	2.08%	1.87%	1.90%	1.94%	1.89%
Net investment income/(loss) to average net assets	(.97)%	(.66)%	—	.99%	.45%
Portfolio turnover rate	29.7%	13.3%	27.3%	44.4%	59.6%
Net assets, end of year (in thousands)	$3,778,018	$3,597,267	$2,759,299	$1,413,372	$1,717,283

A	This ratio reflects total expenses before compensating balance credits.

B	This ratio reflects expenses net of compensating balance credits.

See notes to financial statements.

Financial Highlights — Continued

Annual Report to Shareholders

Financial Intermediary Class:

	Year Ended	Period Ended
	December 31, 2005	December 31, 2004C

Net asset value, beginning of period	$15.73	$14.15

Investment operations:
Net investment income/(loss)	(0.03)	.05
Net realized and unrealized gain/(loss) on investments	1.20	1.56

Total from investment operations	1.17	1.61

Distributions:
From net investment income	—	(.03)
From net realized gain on investments	—	—

Total distributions	—	(.03)

Net asset value, end of period	$16.90	$15.73

Ratios/supplemental data:
Total return	7.44%	11.43	%D
Total expenses to average net assetsA	1.39%	1.13	%E
Net expenses to average net assetsB	1.39%	1.13	%E
Net investment income/(loss) to average net assets	(.24)%	1.03	%E
Portfolio turnover rate	29.7%	13.3%
Net assets, end of period (in thousands)	$806,276	$332,678

C	For the period February 13, 2004 (commencement of operations) to December 31, 2004.

D	Not annualized.

E	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Institutional Class:

	Years Ended December 31,

	2005	2004	2003	2002	2001

Net asset value, beginning of year	$15.78	$13.75	$8.21	$9.78	$9.63

Investment operations:
Net investment income/(loss)	0.06	.08	.06	.18	.12
Net realized and unrealized gain/(loss) on investments	1.18	1.98	5.64	(1.60)	.15

Total from investment operations	1.24	2.06	5.70	(1.42)	.27

Distributions:
From net investment income	—	(.03)	(.16)	(.15)	(.12)
From net realized gain on investments	—	—	—	—	—

Total distributions	—	(.03)	(.16)	(.15)	(.12)

Net asset value, end of year	$17.02	$15.78	$13.75	$8.21	$9.78

Ratios/supplemental data:
Total return	7.86%	15.02%	69.49%	(14.58)%	2.88%
Total expenses to average net assetsA	1.04%	.84%	.87%	.91%	.87%
Net expenses to average net assetsB	1.04%	.84%	.87%	.91%	.87%
Net investment income to average net assets	0.13%	.40%	.98%	2.05%	1.45%
Portfolio turnover rate	29.7%	13.3%	27.3%	44.4%	59.6%
Net assets, end of year (in thousands)	$505,091	$193,873	$104,968	$31,523	$30,995

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Opportunity Trust

(Amounts in Thousands) (Unaudited)

1. Organization and Significant Accounting Policies:

   The Legg Mason Investment Trust, Inc. (“Corporation”), consisting of the Legg Mason Opportunity Trust (“Fund”), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, non-diversified investment company.
   The Fund offers three classes of shares: Primary Class, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged on Primary and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

   Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”) which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.
   The Fund’s securities are valued on the basis of available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund would expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material. All fair valued securities are identified on the portfolio of investments.

Annual Report to Shareholders

Security Transactions

   Security transactions are recorded on the next business day after trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

   For the year ended December 31, 2005, security transactions (excluding short-term investments) were:

Purchases	Proceeds From Sales

$2,186,380	$1,365,344

Foreign Currency Translation

   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

   The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Notes to Financial Statements — Continued
Annual Report to Shareholders

Compensating Balance Credits

   The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

   The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the year ended December 31, 2005, the Fund received $43 in commission rebates.

Investment Income and Distributions to Shareholders

   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Distributions from net investment income, if available, are determined at the class level and paid annually. Distributions from net realized gains, which are calculated at the Fund level, are declared and paid annually in June. An additional distribution may be made in December, to the extent necessary in order to comply with Federal excise tax requirements.

Short Sales

   The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.

Illiquid and Restricted Securities

   The Fund may invest up to 15% of its net assets in illiquid and restricted securities. Securities are deemed “illiquid” if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Illiquid securities are valued at fair value under procedures approved by and under the general oversight of the Board of Directors. Disposal of these securities may

Annual Report to Shareholders

involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted and/or illiquid securities are denoted on the portfolio of investments.

Other

   In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

   No provision for federal income or excise taxes has been made since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains and net gains on foreign currency transactions are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

	For the Years Ended
	December 31,

	2005	2004

Ordinary income	$—	$329

Total distributions	$—	$329

   The tax basis components of net assets at December 31, 2005 were:

Unrealized appreciation	$1,547,888
Unrealized depreciation	(92,061)

Net unrealized appreciation/ (depreciation)	1,455,827
Undistributed long-term capital gains	2,186
Paid-in capital	3,631,372

Net assets	$5,089,385

Notes to Financial Statements — Continued
Annual Report to Shareholders

   The difference between book and tax basis unrealized appreciation is primarily due to tax adjustments to the cost basis of limited partnership investments and the tax deferral of wash sales.

   The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. For the year ended December 31, 2005, the Fund utilized $287,289 of capital loss carryforwards to offset current year realized gains.
   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2005, the Fund recorded the following reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$34,801
Accumulated net realized gain/(loss)	(188)
Paid-in capital	(34,613)

   At December 31, 2005, the cost of investments for federal income tax purposes was $3,875,248.

3. Financial Instruments:

Options

   As part of its investment program, Opportunity Trust may utilize options. Options may be purchased by the Fund. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily.

Annual Report to Shareholders

   When options, purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:

The option expires	Realize a loss in the amount of the cost of the option.

The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.

The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.

The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

4. Transactions With Affiliates:

   The Fund has an investment management agreement with LMM, LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with management services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. The annual management fee rates are provided in the chart below:

Management Fees

Management	Asset
Fee	Breakpoint

1.00%	$0 - $100 million
0.75%	in excess of $100 million

   On April 1, 2005, Legg Mason Capital Management, Inc. (“LMCM”) replaced Legg Mason Fund Management, Inc. (“LMFM”) as Investment Adviser of the Fund. LMCM and LMFM are both wholly owned subsidiaries of Legg Mason, Inc. and the advisory personnel who managed the Fund as employees of LMFM continue to do so as employees of LMCM. The compensation arrangements between the Fund and LMCM are identical to the previous arrangements between the Fund and LMFM.

Notes to Financial Statements — Continued
Annual Report to Shareholders

   LMCM serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMCM’s services to the Fund, LMM (not the Fund) pays LMCM a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.
   Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA’s services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMFA has agreed to waive indefinitely all fees payable to it under the agreement.
   On December 1, 2005, Legg Mason Investor Services, LLC (“LMIS”) replaced Legg Mason Wood Walker, Inc. (“Legg Mason”) as distributor for the Fund. The compensation arrangements between the Fund and LMIS are identical to the previous arrangements between the Fund and Legg Mason. LMIS receives an annual distribution fee and/or an annual service fee, based on the Fund’s Primary and Financial Intermediary Classes’ average daily net assets, computed daily and payable monthly as follows:

	Distribution	Service
	Fee	Fee

Primary Class	0.75%	0.25%
Financial Intermediary Class	N/A	0.25%

   The Fund paid $289 in brokerage commissions to Legg Mason for the year ended December 31, 2005.

   LM Funds Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Fund’s transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LMFS $591 for the year ended December 31, 2005.
   LMM, LMFM, LMFA and LMFS are corporate affiliates of Legg Mason, Inc.
   Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report to Shareholders

5. Transactions With Affiliated Companies:

   An Affiliated Company is a company in which the Fund has ownership of at least 5% of the company’s voting securities. Transactions during the period ended December 31, 2005, with companies which are or were affiliated were as follows:

	Affiliates
	Market	Purchased		Sold		Dividend/
	Value at					Interest	Value at	Realized
Company	12/31/04	Cost	Shares	Cost	Shares	Income	12/31/05	Gain (Loss)

AK Steel Holding Corp.A	—	$62,378	8,600	$947	100	—	$67,575	$(149)
AmeriCredit Corp.B	$268,950	—	—	110,185	8,265	—	—	87,444
Convera Corp.A	—	25,000	5,556	—	—	—	55,000	—
Cleveland Cliffs Inc.A	—	115,672	2,000	—	—	800	177,140	—
Fieldstone Investment Corp.	46,006	—	—	—	—	5,414	31,631	—
Jarden Corp.A	—	110,702	2,400	—	—	—	105,525	—
Level 3 Communications, Inc.B	223,920	100,000	100,000	19,436	26,000	15,973	—	2,909
Netflix Com Inc.	86,310	5,574	500	—	—	—	202,950	—
NII Holdings Inc.	185,055	—	—	10,253	400	—	305,760	17,730
Syntroleum CorporationA	—	76,342	7,846	—	—	—	70,846	—
US Steel Corp.A	—	241,751	6,300	—	—	1,200	302,841	—

	$810,241	$737,419		$140,821		$23,387	$1,319,268	$107,934

6. Line of Credit:

   The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2005.
   The Fund may borrow for investment purposes, also known as “leveraging,” from a separate $300 million line of credit (“Leveraging Credit Agreement”). Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such

A	At the beginning of the reporting period, this security did not have affiliate status because the fund owned less than 5% of the company’s voting securities.

B	This company is no longer an affiliated company.

Notes to Financial Statements — Continued

Annual Report to Shareholders
investments more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin.
   For the year ended December 31, 2005, the Fund had average daily borrowings from the Leveraging Credit Agreement of $268 million over 342 days at an average annual interest rate of 4.13%. As of December 31, 2005, the Fund had $300 million in borrowings outstanding.

7. Fund Share Transactions:

   At December 31, 2005, there were 500,000, 100,000 and 100,000 shares authorized at $0.001 par value for the Primary, Financial Intermediary and Institutional Classes, respectively, of the Fund. Share transactions were as follows:

			Financial Intermediary
	Primary Class		Class		Institutional Class
	Year Ended		Period Ended		Year Ended

	12/31/05	12/31/04	12/31/05	12/31/04C	12/31/05	12/31/04

Shares
Sold	43,308	55,269	36,622	22,196	27,891	5,684
Reinvestment of Distributions	—	—	—	2	—	22
Repurchased	(46,921)	(26,098)	(10,066)	(1,044)	(10,499)	(1,052)

Net Change	(3,613)	29,171	26,556	21,154	17,392	4,654

Amount
Sold	$680,332	$775,369	$554,256	$332,552	$444,051	$79,009
Reinvestment of Distributions	—	—	—	23	—	306
Repurchased	(726,959)	(361,571)	(156,378)	(14,596)	(166,966)	(14,782)

Net Change	$(46,627)	$413,798	$397,878	$317,979	$277,085	$64,533

C	For the period February 13, 2004 (commencement of operations) to December 31, 2004.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders and Directors
of Legg Mason Opportunity Trust, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Opportunity Trust, Inc (the “Fund”) at December 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights of the Primary Class and Institutional Class for each of the four years in the period ended December 31, 2004 and the financial highlights for the Financial Intermediary Class for the period ended December 31, 2004, were audited by other auditors whose report dated February 11, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 15, 2006

Annual Report to Shareholders

Change in Independent Registered Public Accounting Firm:

   On May 12, 2005, the Fund, by recommendation of its audit committee and by action of its Board of Directors, approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending December 31, 2005, effective upon the resignation of Ernst & Young LLP (“E&Y”).

   On June 6, 2005, E&Y resigned as the Fund’s independent registered public accounting firm. The reports of the financial statements audited by E&Y for the Fund for fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years 2003 and 2004 and through June 6, 2005, there were no disagreements between the Fund and E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements.

Annual Report to Shareholders

Directors and Officers

   The table below provides information about each of the Fund’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Term of
	Position(s)	Office and		Other
Name and Year	Held With	Length of		Directorships
of Birth	the Fund	Time ServedA	Number of Funds in Fund Complex Overseen	Held	Principal Occupation(s) During the Past Five Years

INDEPENDENT DIRECTORSB:

Hearn, Ruby P. 1940	Director	Since 2004	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. 1944	Director	Since 1999	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Director of The Brooklyn Museum of Art since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. 1955	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chairman of the Board of Directors of Cap-a-Laige Ltd. (Management company for charitable trust); Director of Cheyne Capital International Limited (investment advisory firm); Director of Cheyne Property Holdings Limited (real estate).	Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. 1944	Director	Since 1999	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Directors and Officers — Continued

Annual Report to Shareholders

Term of
	Position(s)	Office and		Other
Name and Year	Held With	Length of		Directorships
of Birth	the Fund	Time ServedA	Number of Funds in Fund Complex Overseen	Held	Principal Occupation(s) During the Past Five Years

Mehlman, Arthur S. 1942	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Trustee of the Royce Family of Funds consisting of 23 portfolios; Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter 1945	Director	Since 1999	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Trustee of the Royce Family of Funds consisting of 23 portfolios; Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board member, Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford 1943	Director	Since 2002	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999.

Tarola, Robert M. 1950	Director	Since 2004	Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999.

INTERESTED DIRECTORSC:

Curley, Jr., John F. 1939	Chairman and Director	Since 1999	Chairman and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Chairman of the Board of all Legg Mason Funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Annual Report to Shareholders

Term of
	Position(s)	Office and		Other
Name and Year	Held With	Length of		Directorships
of Birth	the Fund	Time ServedA	Number of Funds in Fund Complex Overseen	Held	Principal Occupation(s) During the Past Five Years

Fetting, Mark R. 1954	President and Director	President since 2001 and Director since 2002	President and Director/ Trustee of all Legg Mason funds (consisting of 23 portfolios).	Trustee of the Royce Family of Funds consisting of 23 portfolios.	Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

Murphy, Jennifer W. 1964	Director	Since 1999	Director of one Legg Mason Fund consisting of one portfolio.	None	Chief Operations Officer of LMM LLC since 1999; Senior Vice President, CFO and Director of Legg Mason Capital Management, Inc. since 1998. Formerly: Director of Special Projects, Legg Mason Inc. 1995-1998

EXECUTIVE OFFICERS:

Karpinski, Marie K. 1949	Vice President and Treasurer	Since 1999	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	None	Vice President and Treasurer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. and Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2.

Merz, Gregory T. 1958	Vice President, and Chief Legal Officer	Since 2003	Vice President, and Chief Legal Officer of all Legg Mason funds (consisting of 23 portfolios).	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Directors and Officers — Continued

Annual Report to Shareholders

Term of
	Position(s)	Office and		Other
Name and Year	Held With	Length of		Directorships
of Birth	the Fund	Time ServedA	Number of Funds in Fund Complex Overseen	Held	Principal Occupation(s) During the Past Five Years

Olmert, Amy M. 1963	Vice President and Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all Legg Mason funds (consisting of 23 portfolios).	None	Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of Western Asset Funds, Inc., Western Asset Income Fund, Inc., Western Asset Premier Bond Fund, Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2 since 2004. Formerly: Managing Director, Deutsche Asset Management (1997-2004).

ADDITIONAL INFORMATION ABOUT THE FUND’S DIRECTORS AND

OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING
1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION’S
WEBSITE (http://www.sec.gov).

A	Officers of the Fund are elected annually to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

B	Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C	Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

Annual Report to Shareholders

Board Consideration of Legg Mason Opportunity Trust’s Investment Advisory Agreement and Management Agreement

   At its November 2005 meeting, the Board of Directors, including all of the Independent Directors, approved the continuation of the Management Agreement between LMM, LLC (the “Manager”) and Opportunity Trust and the Investment Advisory Agreement between the Manager and Legg Mason Capital Management, Inc. (the “Sub-Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interests of Opportunity Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Opportunity Trust. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interests of Opportunity Trust and its shareholders.

   Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Opportunity Trust requested certain information from the Manager and the Sub-Adviser on behalf of the Independent Directors, and in response, the Manager and the Sub-Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

   In addition to the November meeting, the Independent Directors meeting as a committee held additional meetings in September and October 2005 at which materials relating to each Agreement were reviewed and analyzed. The Independent Directors also retained an independent consultant to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Opportunity Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Sub-Adviser and their personnel, and the Board members’ familiarity with their culture, and the manner in which they have sought to strengthen and enhance themselves.

   With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Sub-Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Sub-Adviser’s investment process. In assessing performance, the Board compared Opportunity Trust’s returns to the average of an appropriate Lipper category and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered Opportunity Trust’s performance in the context of the risk undertaken by the portfolio manager. The Board noted Opportunity

Annual Report to Shareholders

Trust’s performance record and the measures that the Manager and the Sub-Adviser were taking in an effort to maintain attractive long-term performance. The Board also considered the level of service provided by the Manager and its affiliates to Opportunity Trust, including oversight of the transfer agent, the custodian, fund legal counsel, and investment adviser and fund compliance, and preparation of regulatory filings. The Board considered the Sub-Adviser’s procedures for executing portfolio transactions for Opportunity Trust. The Board also reviewed the Sub-Adviser’s reports on its policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

   In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Sub-Adviser in providing services to Opportunity Trust and profitability for the Manager and its affiliates from their overall association with Opportunity Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Opportunity Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Sub-Adviser in providing services to Opportunity Trust were shared with Opportunity Trust, the Board further noted that Opportunity Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase. Finally, the Board considered the benefits accruing to the Manager, the Sub-Adviser and their affiliates by virtue of their relationship to Opportunity Trust.

Fund Information

Investment Manager

LMM, LLC

Baltimore, MD

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
Jennifer W. Murphy
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Treasurer

Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Richard M. Wachterman, Secretary
Wm. Shane Hughes, Assistant Treasurer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust
Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust
Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust
Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio
Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmasonfunds.com/about.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on From N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

You should consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. For a prospectus, which contains this and other information on any Legg Mason fund, call your financial adviser, call 1-800-577-8589, or visit www.leggmasonfunds.com. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Institutional Funds For FI and I Class Shareholders P.O. Box 17635 Baltimore, MD 21297-1635 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-088 (12/05)

Item 2. Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer
(a)	Legg Mason Investment Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:
•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.
(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accounting Fees and Services
(a)	Audit Fees

Ernst & Young LLP Fiscal Year Ended December 31, 2004 — $32,000

PricewaterhouseCoopers LLP Fiscal Year Ended August 31, 2005 — $32,000

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

Ernst & Young LLP Fiscal Year Ended December 31, 2004 — $5,775

PricewaterhouseCoopers LLP Fiscal Year Ended December 31, 2005 — $1,050

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

Ernst & Young LLP Fiscal Year Ended December 31, 2004 — $27,229

PricewaterhouseCoopers LLP Fiscal Year Ended December 31, 2004 — $372,631 Fiscal Year Ended December 31, 2005 — $279,508

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
     The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.
Item 6. Schedule of Investments
     The schedule of investments in securities of unaffiliated issuers is included in the annual report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
     The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.
Item 11. Controls and Procedures
(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)	File the exhibits listed below as part of this Form.
(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.
(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.
(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Investment Trust, Inc.

By:	Mark R. Fetting

Mark R. Fetting
President, Legg Mason Investment Trust, Inc.

Date: March 3, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	Mark R. Fetting

Mark R. Fetting
President, Legg Mason Investment Trust, Inc.

Date: March 3, 2006

By:	Marie K. Karpinski

Marie K. Karpinski
Chief Financial Officer, Legg Mason Investment Trust, Inc.

Date: March 2, 2006